MAINSTAY VP FUNDS TRUST

Supplement dated January 4, 2013 (“Supplement”) to the Statement of Additional Information,

dated May 1, 2012

This Supplement updates certain information contained in the Statement of Additional Information for MainStay VP Funds Trust (the “Portfolios”). You may obtain copies of each Portfolio’s Prospectus and Statement of Additional Information free of charge, free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

Effective January 1, 2013, the following changes to the Board of Trustees (the “Board") of the Portfolios and the Board’s committees occurred:

Chairman of the Board

Peter Meenan succeeded Susan Kerley as Chairman of the Board. Ms. Kerley will remain a member of the Board.

Audit Committee

The members of the Audit Committee are Alan R. Latshaw (Chairman), John A. Weisser, Jr. and Roman L. Weil.

Contracts Committee

The members of the Contracts Committee are Susan Kerley (Chairman), Peter Meenan, Richard H. Nolan, Jr., and Richard S. Trutanic.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.